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     As filed with the Securities and Exchange Commission on June 26, 2003



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2003




                             PLAYTEX PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-12620                51-0312772
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code  (203) 341-4000
                                                           ----------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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


Item 5.  Other Events and Regulation FD Disclosure.

         On June 26, 2003, Playtex Products, Inc. amended its credit agreement. The Second Amendment to the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this filing.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         EXHIBIT      DESCRIPTION
         -------      -----------
         10.1         Second Amendment to the Credit Agreement, dated as of June
                      26, 2003, among Playtex Products, Inc., Credit Suisse
                      First Boston, as the Administrative Agent, and the lenders from time to time parties to the Credit Agreement.

         99.1         Press release of Playtex Products, Inc., dated June 26,
                      2003.



Item 9.  Regulation FD Disclosure.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure. On June 26, 2003, Playtex Products, Inc. issued a press release announcing second quarter earnings will fall below expectations, earnings guidance for the full year 2003 is being revised downward, and its credit agreement has been amended. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing. The information in Item 9 of this Current Report and Exhibit 99.1 are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information Item 9 of this Current Report and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.


FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I of the Company's Annual Report on Form 10-K for the year ended December 28, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PLAYTEX PRODUCTS, INC.


Date:   June 26, 2003                   By: /s/ Glenn A. Forbes
      -----------------                     ------------------------------------
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)




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